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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): JULY 6, 2004


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                         0-21198                           76-0233274
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

                        2408 TIMBERLOCH PLACE, SUITE B-1
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 719-3400
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER INFORMATION

         On July 6, 2004, Zonagen, Inc. (the "Company") announced in a press release that Nasdaq approved its application for its stock to trade on the Nasdaq SmallCap Market. Zonagen's stock will transfer from the Nasdaq National Market to the Nasdaq SmallCap Market and begin trading on the Nasdaq SmallCap Market at the open of business on July 8, 2004.

         A copy of the Company's press release is attached hereto as Exhibit
99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits

         Exhibit
         Number            Description
         -------           -----------
          99.1             Press Release dated July 6, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZONAGEN, INC.

Date: July 7, 2004.

                                  By: /s/ Louis Ploth, Jr.
                                     -------------------------------------------
                                      Louis Ploth, Jr.
                                      Vice President, Business Development and
                                      Chief Financial Officer

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                                  EXHIBIT INDEX

          Exhibit
          Number           Description
          -------          ------------
            99.1           Press Release dated July 6, 2004.